                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                    QWEST COMMUNICATIONS INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

Qwest Communications
International Inc.
Annual Meeting
Meeting Date: 06/04/2002                                            [QWEST LOGO]
Record Date: 04/07/2002

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         YOUR ELECTRONIC PROXY VOTE HAS THE SAME VALIDITY AS A PROPERLY EXECUTED
         PROXY CARD RETURNED BY MAIL.

         To access the voting system, enter the unique control number printed on your proxy card, then click on CONTINUE.

         YOUR CONTROL NUMBER: [                 ]

         [Continue]

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



Qwest Communications
International Inc.
Annual Meeting
Meeting Date: 06/04/2002                                            [QWEST LOGO]
Record Date: 04/07/2002

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                           VALIDATED CONTROL NUMBER:

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Yash A. Rana, as proxy, with full power of substitution, to vote as directed all shares of common stock of Qwest Communications International Inc. the undersigned is entitled to vote at the 2002 Annual Meeting of Shareowners of Qwest Communications International Inc. to be held at Qwest's Regional Offices, 4650 Lakehurst Court, Dublin, Ohio 43016, 10:00 a.m. (local time) on June 4, 2002.

                YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR"
                       ITEM 1 AND "AGAINST" ITEMS 2 AND 3.

                  TO VOTE YOUR SHARES IN CONNECTION WITH THE MEETING, SELECT ONE OF THE FOLLOWING TWO CHOICES, THEN CLICK ON PROCEED.

                  [ ] Vote as the Board of Directors recommends on all proposals.

                  [ ]      Vote on each proposal separately.

                                    [Proceed]

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

Qwest Communications
International Inc.
Annual Meeting
Meeting Date: 06/04/2002                                            [QWEST LOGO]
Record Date: 04/07/2002

--------------------------------------------------------------------------------

                                                       Control Number:

                                 You elected to:
                       VOTE ON EACH PROPOSAL INDIVIDUALLY.

         Indicate your choice by clicking on the appropriate box, then SUBMIT your vote:

         1. ELECTION OF DIRECTORS:

                  [ ]      Vote FOR all nominees listed below.

                  [ ] WITHHOLD authority to vote for all nominees listed below.

                  [ ] WITHHOLD authority to vote for a specific nominee or nominees, as indicated by check after name below.

         NOMINEES:

                           (1) LINDA G. ALVARADO  [ ]
                           (2) CRAIG R. BARRETT   [ ]
                           (3) CANNON Y. HARVEY   [ ]
                           (4) CRAIG D. SLATER    [ ]
                           (5) W. THOMAS STEPHENS [ ]

         2. STOCKHOLDER PROPOSAL - REQUESTING WE SEEK ADVANCE SHAREHOLDER APPROVAL OF CERTAIN SEVERANCE AGREEMENTS

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         3. STOCKHOLDER PROPOSAL - REQUESTING WE EXCLUDE NON-RECURRING ACCOUNTING RULE INCOME FOR CERTAIN PERFORMANCE-BASED COMPENSATION

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

                             [Submit] [Clear Ballot]

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

Qwest Communications
International Inc.
Annual Meeting
Meeting Date: 06/04/2002                                            [QWEST LOGO]
Record Date: 04/07/2002

--------------------------------------------------------------------------------

                                                       Control Number:

                             SUMMARY OF YOUR CHOICES

1. Election of Directors

                  (1) Linda G. Alvarado


                  (2) Craig R. Barrett


                  (3) Cannon Y. Harvey


                  (4) Craig D. Slater


                  (5) W. Thomas Stephens


Proposal          Stockholder Proposal - Requesting we seek advance Shareholder
2.                approval of certain severance agreements


Proposal          Stockholder Proposal - Requesting we exclude non-recurring
3.                accounting rule income for certain performance-based
                  compensation


                           [Submit Vote] [Modify Vote]

                                  USEFUL LINKS
                        Annual Report and Proxy Statement

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

Qwest Communications
International Inc.
Annual Meeting
Meeting Date: 06/04/2002                                            [QWEST LOGO]
Record Date: 04/07/2002

--------------------------------------------------------------------------------

                                                       Control Number:

              PLEASE ENTER ANY ADDITIONAL APPLICABLE INFORMATION:

                  [ ]      I plan to attend the annual meeting.

                  [ ] I agree to access future proxy statements and annual reports electronically.

                  Change my address as indicated below:

                  [                                      ]

                  Comments:

                  [                                      ]

                  Send me a confirmation of my vote:
                  Here's my e-mail address:

                  [                                      ]

                                    [Submit]

                                  USEFUL LINKS
                        Annual Report and Proxy Statement

--------------------------------------------------------------------------------

Qwest Communications
International Inc.
Annual Meeting
Meeting Date: 06/04/2002                                            [QWEST LOGO]
Record Date: 04/07/2002

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                                   last vote.


                                  [Vote Again]


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          browser to a new URL address, or close your browser window.

--------------------------------------------------------------------------------

                                  USEFUL LINKS
                        Annual Report and Proxy Statement